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                                                                 EXHIBIT 10.3(a)

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of [__________ __] [IPO DATE], 1996, between UGLY DUCKLING CORPORATION, a Delaware corporation (the "COMPANY"), and SUNAMERICA LIFE INSURANCE COMPANY (the "PURCHASER"), as the purchaser of the Convertible Note due June 30, 1998 (the "NOTE") pursuant to the Note Purchase Agreement (the "NOTE PURCHASE AGREEMENT") dated as of August 31, 1995 by and among the Purchaser, the Company and certain subsidiaries of the Company and as holder of the Warrant (as defined below), in connection with the issuance of the Note and the Warrant.

                                    RECITALS

                  WHEREAS, Purchaser holds the Note and possesses registration and other rights pursuant to a Registration Rights Agreement dated as of August 31, 1995 between the Company and Purchaser (the "1995 AGREEMENT"); and

                  WHEREAS, Purchaser and Company have entered into an agreement (the "CONVERSION AGREEMENT") dated as of [__________ __], pursuant to which Purchaser has agreed, subject to certain conditions specified therein, to convert the Note upon completion of the IPO (as defined below); and

                  WHEREAS, as partial consideration for Purchaser's obligations under the Conversion Agreement, Company has issued Purchaser a warrant to purchase shares of the Company's common stock pursuant to that certain Warrant Certificate dated as of even date herewith (the "WARRANT"); and

                  WHEREAS, it is a condition precedent to Purchaser's obligations under the Conversion Agreement that Company shall have amended and restated the 1995 Agreement in the manner hereinafter set forth;

                  NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company and Purchaser hereby agree to amend and restate the 1995 Agreement as follows:

                  1.      Defined Terms.

                  (a) Terms Defined in Note Purchase Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Note Purchase Agreement.

                  (b) Certain Definitions. As used herein, the following capitalized defined terms shall have the following meanings:

                  "CONVERSION SHARES" shall mean the shares of Common Stock of the Company into which the Note is convertible or has been converted as provided in the Note and under the Note Purchase Agreement.

                  "DEMAND REGISTRATION" shall mean a registration under the Securities Act effected pursuant to Section 2 hereof.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "HOLDER" shall mean any holder of Registrable Securities and each subsequent holder thereof, if any, for so long as it owns any Registrable Securities, and each of each holder's and each subsequent


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         holder's successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.

                  "INITIAL HOLDER" shall mean SunAmerica Life Insurance Company.

                  "PERSON" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "PIGGYBACK REGISTRATION" shall mean a registration under the Securities Act effected pursuant to Section 3 hereof.

                  "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

                  "REGISTRABLE SECURITIES" shall mean the Conversion Shares and the Warrant Shares and shall include any securities issued as a dividend, distribution or adjustment on account of such Conversion Shares or Warrant Shares and includes any shares of Common Stock received by any Holder by way of sub-division of the outstanding shares of Common Stock into a greater number of shares (by reclassification, stock split or otherwise), provided, however, that any such securities shall cease to be Registrable Securities when they have been Registered under a Demand Registration or a Piggyback Registration.

                  "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including but not limited to (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses and disbursements of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, distributing messengering and delivering any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) the reasonable fees and disbursements of counsel for the Company and one counsel for the Holders selected by the Holder or Holders of not less than 51% of the Registrable Securities being registered, and (v) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and transfer taxes, but excluding underwriting discounts and commissions, if any, relating to the sale or disposition of Registrable Securities by a Holder.

                  "REGISTRATION RIGHTS EXPIRATION DATE" with respect to a particular Holder, shall mean such time as such Holder may sell, without violation of any provision of the Securities Act, the Exchange Act or any SEC rule or regulation, under Rule 144 (other than Rule
         144A) within a three-month period all Registrable Securities held by such Holder.

                  "REGISTRATION STATEMENT" shall mean a registration statement of the Company pursuant to the provisions of Section 2 or Section 3 hereof, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.


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                  "SEC" shall mean the Securities and Exchange Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

                  "TRIGGER AMOUNT OF REGISTRABLE SECURITIES" shall mean 25% of the Registrable Securities.

                  "WARRANT SHARES" shall mean the shares of Common Stock of the Company issuable upon exercise of, and as provided in, the Warrant.

                  2.     Demand Registration.

                  (a) At any time after the Company's first underwritten public offering of its securities for the account of the Company (the "IPO"), if the Company receives from any Holder or Holders (collectively, the "REQUESTING HOLDER") holding in aggregate not less than 10% of the Registrable Securities, a written request (the "INITIATING REQUEST") that the Company effect a Registration for a public offering of Registrable Securities, the Company will within ten business days thereafter give written notice (the "NOTICE") of the Initiating Request to all Holders. Any Holder wishing to participate (a "PARTICIPATING HOLDER") with respect to some or all of such Participating Holder's Registrable Securities (the "PARTICIPATING SECURITIES") in the Demand Registration described in the Notice must so notify the Company within ten calendar days (the "NOTICE PERIOD") after such Participating Holder's receipt of the Notice. If the aggregate number of Participating Securities is less than the Trigger Amount of Registrable Securities, the Company shall not be obligated to take further action hereunder until a new Initiating Request is delivered to the Company. Consistent with the foregoing, if the Requesting Holder is the only Holder, such Holder's Initiating Request must be for at least the Trigger Amount of Registrable Securities. If the aggregate number of Participating Securities equals or exceeds the Trigger Amount of Registrable Securities, then the Company will within ten business days after the expiration of the Notice Period give written notice (the "REGISTRATION NOTICE") of the Demand Registration to all Holders and the Company shall use its best efforts to cause a Registration Statement on any appropriate registration form to effect a public offering of the Participating Securities (together with any Registrable Securities entitled to registration in accordance with Section 3 hereof) to be filed as soon as practicable but in any event not later than 60 days after delivery by the Company of the Registration Notice. The Company shall have the right to participate in a Demand Registration to register authorized but unissued shares of Common Stock, provided such participation does not reduce the amount or sale price of securities for which the Holders are requesting registration.

                  (b) The Company shall use its best efforts to complete the Demand Registration as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act, and all other applicable laws and the rules and regulations thereunder in connection with the Demand Registration. The Demand Registration shall not be subject to any other conditions, other than that the Demand Registration does not violate applicable law or any applicable interpretation of the staff of the SEC and that no order of any government agency or court of competent jurisdiction would be violated by consummating the Demand Registration and that no action or proceeding is pending before any such agency or court claiming that consummating the Demand Registration would violate applicable law.

                  (c) Expenses. The Company shall pay all Registration Expenses in connection with each Demand Registration pursuant to this Section 2.

                  (d) Effective Registration Statement. A Registration Statement pursuant to this Section 2 will not be deemed to have become effective unless it has been declared effective by the SEC.

                  (e) Limitations. The Company shall be obligated to prepare, file and cause to become effective only two Demand Registrations hereunder with respect to all Registrable Securities (counting for these purposes only registrations which have been declared and ordered effective by the SEC and pursuant to which


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Registrable Securities have been sold and registrations which have been withdrawn by the Holders; provided, however, that (i) if the Holders elect to bear the Registration Expenses for any registration proceeding begun pursuant to this Section 2 and subsequently withdrawn by the Holders registering Registrable Securities therein, then such registration proceeding shall not be counted as a Demand Registration for purposes of this Section 2(e), or (ii) if such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available to the Holders requesting registration at the time of their request for such Demand Registration, then such registration proceeding shall not be counted as a Demand Registration for purposes of this Section 2(e)). No Holder may, by virtue solely of the rights granted in this Agreement, request or participate in a Demand Registration after the Registration Rights Expiration Date with respect to such Holder.

                  (f) Market "Stand-Off". Any Holder, if requested by any managing underwriter of Common Stock (or other securities) of the Company in connection with the IPO, shall agree not to sell or otherwise transfer or dispose of, pursuant to a Demand Registration hereunder or otherwise, any Common Stock (or other Registrable Securities) of the Company held by such Holder during the period not to exceed the shorter of (i) 180 days following the effective date of the Registration Statement of the Company filed under the Securities Act for the IPO, and (ii) the shortest "lock-up" period agreed to by any officer, director or 5% or more shareholder of the Company in connection with the IPO; provided, however, that the foregoing shall not preclude or in any way restrict the Holders from exercising their Piggyback Registration rights with respect to any Registered offering of securities after the IPO.

                  3.    Piggyback Registration.

                  (a) Notice of Piggyback Registration and Inclusion of Registrable Securities. In addition to, and not in lieu of, the Demand Registration rights set forth in Section 2 hereof, in the event the Company, whether through a Demand Registration or otherwise, is to register any of its Common Stock (either for its own account or for the account of a security holder or holders), other than a registration on Form S-4 or Form S-8 or its registration of securities for sale in the IPO, for sale to the general public for cash on a registration form that would be suitable for a registration involving the Registrable Securities, the Company will (i) promptly give each Holder written notice thereof, and (ii) include in such registration (and in any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 20 calendar days after delivery of such written notice from the Company, provided that such Holder has requested such Piggyback Registration with respect to no less than 10% of the Registrable Securities. If the Piggyback Registration is an underwritten offering, and the underwriter or the Company, based upon the advice of its underwriter(s), in good faith requests in writing, due to market conditions, that the number of securities covered by the Registration be reduced, the Company may reduce the number of Registrable Securities (or, in the case of a Demand Registration, the number of remaining Registrable Securities after excluding the Participating Securities) to be included in the Piggyback Registration pro rata with the reduction of shares of Common Stock included with respect to other participants in the Registration other than the Company. No Holder may, by virtue solely of the rights granted to such Holder in this Agreement, participate in a Piggyback Registration after the Registration Rights Expiration Date for such Holder. There shall be no limit on the number of occasions on which the Company shall be obligated to effect registration under this Section 3.

                  (b) Expenses. The Company shall pay all Registration Expenses in connection with each Piggyback Registration pursuant to this Section 3.

                  (c) Third Party Registration Rights. From and after the date hereof, the Company will not grant any rights of registration under the Securities Act relating to any of its shares of capital stock or other securities to any third party, unless Holders of Registrable Securities shall have the right to have included in any Piggyback Registration all Registrable Securities requested by them to be so included in such Piggyback Registration prior to the inclusion of any securities requested to be registered by the third parties entitled to any such other registration rights.


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                  4.    Registration Procedures.

                  In connection with the obligations of the Company with respect to the Demand Registrations pursuant to Section 2 hereof and the Piggyback Registrations pursuant to Section 3 hereof, the Company at its expense shall:

                  (a) prepare and file with the SEC a Registration Statement which shall comply as to form in all material respects with the requirements of the applicable form under the Securities Act and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective for six months; provided, however, that such six-month period shall be extended for a period of time equal to the longest period during which a Holder refrains from selling any securities included in such Registration at the request of the underwriter, if any, of such Registration;

                  (b) during such period prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                  (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest practicable time and provide immediate notice to each Holder of the withdrawal of any such order;

                  (d) use its best efforts to register and qualify the securities covered by such Registration Statement under such securities or blue sky laws and regulations of such jurisdictions as shall be necessary or appropriate for the distribution of the securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) furnish to each Holder such number of prospectuses and other documents incident thereto as Holders from time to time may reasonably request;

                  (f) notify each Holder at any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; and

                  (g) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which the same class of securities issued by the Company are then listed.

                  5.    Indemnification; Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Holder, the directors, officers, employees, subsidiaries and agents of each such Holder and each Person who controls any such Holder within the meaning of the Securities Act or the Exchange Act (a "CONTROLLING PERSON"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 5(c) hereof, the legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any


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amendments or supplements thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company shall not be liable in any such case to a Holder to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and conformity with information specifically relating to such Holder, furnished in writing to the Company by such Holder expressly for use in such Registration Statement or Prospectus.

                  (b) Each Holder agrees to indemnify and hold harmless the Company, the directors, officers, employees, subsidiaries and agents of the Company and each Controlling Person, from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 5(c) hereof, the legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of or based upon any untrue statement made in such Registration Statement or Prospectus in reliance upon or in conformity with information relating specifically to such Holder which was furnished in writing to the Company by such Holder expressly for use in such Registration Statement or Prospectus, provided that such Holder shall not be liable in any such case to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission for which such Holder is entitled to indemnification under
Section 5(a) hereof.

                  (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any party indemnified under either of paragraphs (a) or (b) above (an "INDEMNIFIED PARTY"), based upon the Registration Statement or any Prospectus, or any amendment or supplement thereto, and with respect to which indemnity may be sought against the party to provide such indemnification (the "INDEMNIFYING PARTY"), the Indemnified Party shall promptly notify the Indemnifying Party in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and payment of all reasonable fees and expenses relating thereto. The Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless (i) the employment of such counsel has been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not assumed the defense and employed counsel reasonably satisfactory to such Indemnified Party within 15 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to the Indemnifying Party that are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of counsel for the Indemnified Party in order to adequately represent the Indemnified Party) for the Indemnified Party, which firm shall be designated in writing by the Indemnified Party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices). The Indemnified Party shall not be liable for any settlement of any such action effected without the written consent of the Indemnifying Party, which cannot be unreasonably withheld, but if settled with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify and hold harmless such Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding to which it is entitled to be indemnified, and may not settle matters as to which the Indemnified Party is not entitled to indemnification.


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                  (d)   If the indemnification provided for in this Section 5 is
unavailable to an Indemnified Party under paragraph (a) or (b) hereof (other than by reason of the exceptions provided therein) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable to such Indemnified Party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand from the original sale by the Company of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand shall be determined by reference to among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or by the Indemnified Party on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro rata allocation or by any other method of allocation that does not take account the equitable considerations referred to in paragraph (d) above which shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating any claim or defending any such action, suit or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Indemnified Party or any of the officers, directors, employees, agents or Controlling Persons of such Indemnified Party, and will survive the sale by a Holder of Registrable Securities of such securities.

                  6.    Miscellaneous.

                  (a) No Inconsistent Agreements. The Company represents and warrants that it has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders in this Agreement or which otherwise conflict with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                  (b) Amendments; Waivers. This Agreement may not be changed orally, but (subject to the provisions of this Section 6(b)) only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. Any term, covenant, agreement or condition of this Agreement may be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the majority-in-interest of the Holders. The Company shall promptly send copies of any request for consent, amendment or waiver (and any request for any such amendment, consent or waiver) relating to this Agreement to each Holder. No waiver of any right or remedy hereunder shall be effective unless in writing and then only with the written concurrence of the Holders as set forth above. Any such waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No course of dealing between the Company and any Holder and no failure to exercise or delay in exercising any rights or remedies hereunder or under the Note, the Note Purchase Agreement or any related documents or instruments shall operate as a waiver of any rights or


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remedies of any Holder, and no single or partial exercise by any Holder of any right or remedy under this Agreement shall preclude any other or further exercise thereof or the exercise of any right or remedy.

                  (c) Notices. All communications provided for hereunder shall be in writing and sent by telecopier, certified or registered first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Purchaser, addressed to it at the address specified in the Note Purchase Agreement, or to such other address as Purchaser may have designated to the Company in writing, (ii) if to any other Holder, addressed to such Holder at the registered address of such Holder as set forth in the register kept by the Company at its principal office, and (iii) if to the Company, addressed to it at the address specified in the Note Purchase Agreement or to such other address for purposes hereof as the Company may have designated in writing to each Holder (such notice being effective on receipt).

                  (d) Rules 144 and 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, the Company shall (i) upon the request of any Holder of Registrable Securities made after 24 months from the closing of the Company's first underwritten public offering (or at such earlier date as is necessary to enable Holders to sell Registrable Securities under Rule
144) make publicly available such information as is necessary to enable Holders to sell Registrable Securities pursuant to Rule 144 or (ii) deliver such information to a prospective purchaser as is necessary to enable Holders to sell Registrable Securities pursuant to Rule 144A), and the Company shall take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by any rule or regulation of the SEC allowing a Holder to sell any such securities without registration. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

                  (e) Successors and Assigns. All covenants and agreements in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any transferee of a Holder) whether so expressed or not; provided, however, that the Company may not transfer or assign any of its rights or obligations under this Agreement without the prior written consent of all Holders.

                  (f) Counterparts. This Agreement and any amendments, waivers, consents, or supplements hereto or hereunder may be executed in any number of counterparts, and by different parties hereto or thereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

                  (g) Descriptive Headings. Descriptive headings of sections of this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

                  (h) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California, without regard to principles of conflicts of law.

                  (i) Independence of Covenants. All covenants hereunder shall be given independent effect.

                  (j) Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


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                  (k)   Survival of Representations and Warranties; Entire
Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Note, the transfer by any Holder of the Note or portion thereof or interest therein and the payment or conversion of the Note, and may be relied upon by any Holders and their transferees regardless of any investigation made at any time by or on behalf of the Purchaser, the Holders or any transferee. Subject to the preceding sentence, this Agreement, the Note Purchase Agreement, the Note and the other Credit Documents (as that term is defined in the Note Purchase Agreement) embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.

                  (l) Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any party, the determination by such party of such satisfaction shall be made by such party in its own independent judgment exercised in good faith.

                  (m) Remedies. Nothing contained in this Agreement shall in any manner be construed to limit the rights and remedies of the Holders arising under the Note Purchase Agreement or any of the other Credit Documents or otherwise.

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                                       9

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

                                            UGLY DUCKLING CORPORATION


                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                            SUNAMERICA LIFE INSURANCE COMPANY


                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:





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